EXHIBIT 10.2

Execution Version

SECOND AMENDMENT TO

CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of September 30, 2019, is by and among Roan Resources, Inc., Delaware corporation (the “Borrower”); Cortland Capital Market Services LLC, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”) and the Lenders signatory hereto.

Recitals

WHEREAS, Borrower, Administrative Agent and the Lenders are parties to the Credit Agreement dated as of June 27, 2019, as amended by that certain Limited Waiver and First Amendment to Credit Agreement dated as of September 16, 2019, (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) pursuant to which the Lenders have made certain credit available to and on behalf of Borrower.

WHEREAS, Borrower has requested and the Lenders have agreed to amend the Credit Agreement in certain respects as hereinafter provided.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all references to sections and articles in this Amendment refer to sections and articles of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

(a) Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms in proper alphabetical order:

“Additional Loan” shall mean any Loan made pursuant to this Agreement after September 30, 2019, whether pursuant to Section 2.1(a) or otherwise; provided that in no event will any PIK Interest on account of any Loan made prior to September 30, 2019 constitute an Additional Loan.

“Specified Merger Agreement” shall mean that certain Agreement and Plan of Merger between Citizen Energy Operating, LLC, Citizen Energy Pressburg Inc., and Roan Resources, Inc. dated as of October 1, 2019.

(b) Section 4.1(b) of the Credit Agreement is hereby amended by adding the following sentence to the end thereof:

“Notwithstanding the foregoing, if the transactions contemplated by the Specified Merger Agreement are consummated, no Repayment Premium shall be due on account of any Additional Loan. If the Specified Merger Agreement is terminated, the immediately preceding sentence shall be void ab initio and shall be of no further force and effect.”

Section 3. Conditions Precedent

Section 3.1. The Administrative Agent shall have received from the Lenders counterparts (in such number as may be requested by Administrative Agent) of this Amendment signed on behalf of such Persons.

Administrative Agent is hereby authorized and directed to declare this Amendment to be effective (and the “Amendment Effective Date” shall occur) when it has received documents confirming or certifying, to the satisfaction of Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 13.1 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4. Miscellaneous.

Section 4.1. Confirmation. The provisions of the Credit Agreement, as amended and modified by this Amendment, shall remain in full force and effect following the Amendment Effective Date.

Section 4.2. Ratification and Affirmation. The Borrower and each Guarantor hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Credit Document to which it is a party and agrees that each Credit Document to which it is a party remains in full force and effect as expressly amended hereby; and (c) agrees that from and after the Amendment Effective Date each reference to the Credit Agreement in the Guarantee and the other Credit Documents shall be deemed to be a reference to the Credit Agreement, as amended and modified by this Amendment.

Section 4.3. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders that, immediately prior to and after giving effect to this Amendment, (a) no Default or Event of Default has occurred and is continuing; (b) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect; and (c) all representations and warranties made by any Credit Party contained in the Credit Agreement or in the other Credit Documents are true and correct in all material respects (unless such representation or warranty contains a materiality qualifier in which case such representation or warranty shall be true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (unless such representation or warranty contains a materiality qualifier in which case such representation or warranty shall be true and correct in all respects) as of such earlier date).

Section 4.4. Credit Document. This Amendment is a Credit Document and shall be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement. On and after the effectiveness of this Agreement, each reference in each Credit Document to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment.

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Section 4.5. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 4.6. No Oral Agreement. This Amendment, the Credit Agreement and the other Credit Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

Section 4.7. No Waiver. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

Section 4.8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 4.9. Payment of Expenses. In accordance with Section 13.5 of the Credit Agreement, Borrower agrees to pay or reimburse Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to Administrative Agent.

Section 4.10. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 4.11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 4.12. WAIVER OF JURY TRIAL. THE BORROWER, THE GUARANTORS, THE ADMINISTRATIVE AGENT, EACH LETTER OF CREDIT ISSUER AND EACH LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the Amendment Effective Date.

ROAN RESOURCES, INC., as Borrower

By:	/s/ David Edwards
Name: David Edwards
Title: Chief Financial Officer

Signature Page to Second Amendment to Credit Agreement

CORTLAND CAPITAL MARKET SERVICES LLC as Administrative Agent

By:	/s/ Winnalynn N. Kantaris

Name: Winnalynn N. Kantaris
Title: Associate General Counsel

Signature Page to Second Amendment to Credit Agreement

YORK CAPITAL MANAGEMENT, L.P., as Lender

By:	/s/ John J. Fosina

Name: John J. Fosina
Title: Chief Financial Officer

YORK MULTI-STRATEGY MASTER FUND, L.P., as Lender

By:	/s/ John J. Fosina

Name: John J. Fosina
Title: Chief Financial Officer

YORK CREDIT OPPORTUNITIES FUND, L.P., as Lender

By:	/s/ John J. Fosina

Name: John J. Fosina
Title: Chief Financial Officer

YORK CREDIT OPPORTUNITIES INVESTMENTS MASTER FUND, L.P., as Lender

By:	/s/ John J. Fosina

Name: John J. Fosina
Title: Chief Financial Officer

Signature Page to Second Amendment to Credit Agreement

YORK SELECT STRATEGY MASTER FUND, L.P., as Lender

By:	/s/ John J. Fosina

Name:	John J. Fosina
Title:	Chief Financial Officer

EXUMA CAPITAL, L.P., as Lender

By:	/s/ John J. Fosina

Name:	John J. Fosina
Title:	Chief Financial Officer

Signature Page to Second Amendment to Credit Agreement

ELLIOT ASSOCIATES, L.P., as Lender

By: Elliot Capital Advisors, L.P., as General Partner By: Braxton Associates, Inc., as General Partner

By:	/s/ Elliot Greenberg

Name:	Elliot Greenberg
Title:	Vice President

ELLIOT INTERNATIONAL, L.P., as Lender

By: Hambledon, Inc., as General Partner By: Elliot International Capital Advisors Inc., as attorney-in-fact

By:	/s/ Elliot Greenberg

Name:	Elliot Greenberg
Title:	Vice President

Signature Page to Second Amendment to Credit Agreement

RH DEBT FUND, L.P., as Lender

By: JVL Advisors, LLC, its general partner

By:	/s/ John V. Lovoi

Name:	John V. Lovoi
Title:	Manager

Signature Page to Second Amendment to Credit Agreement